SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2003

WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8116	31-0785108

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4288 West Dublin-Granville Road, Dublin, Ohio		43017

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Item 1.	Changes in Control of Registrant.

Not applicable.

Item 2.	Acquisition or Disposition of Assets.

Not applicable.

Item 3.	Bankruptcy or Receivership.

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.	Resignations of Registrant’s Directors.

Not applicable.

Item 7.	Financial Statements and Exhibits.

The press release and other information described in Item 9 are attached hereto as Exhibit 99.

Item 8.	Change in Fiscal Year.

Not applicable.

Item 9.	Regulation FD Disclosure.

The Company is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No. 33-8216.

On July 24, 2003, the Company issued a press release and other financial information regarding its second quarter results. The press release and other financial information are attached hereto as Exhibit 99.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 12.	Results of Operations and Financial Condition.

See Item 9.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.

By: /s/ Kerrii B. Anderson Kerrii B. Anderson Executive Vice President & Chief Financial Officer

Date: July 24, 2003